Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9 - COMMITMENTS AND CONTINGENCIES:

a.	Litigation:

i.	The Company, the Controlling Shareholders and a third party entered into an arbitration process in January 2015, following a claim filed with the Tel Aviv Magistrate Court (the "Court") in October 2014 by the third party against the Company and the Controlling Shareholders (together the "Respondents"), claiming a right to review the Company’s accounts and reserving the right to file a monetary claim. The ground of these legal proceedings, as alleged by the third party, is a memorandum of understanding ("MOU") signed in 2002 by the Controlling Shareholders and the third party's spouse (who passed away in 2013) (the "Spouse"), whereby he transferred $150 thousand to the Controlling Shareholders to import, market and sell certain products and therefore, as defined in the MOU, he is entitled to 15% of the profits derived from these products. Over the years from 2003 through 2013, the Company paid the Spouse on behalf of the Controlling Shareholders, amounts aggregated to NIS4,512 thousand ($1,187 thousand) which were accounted for as a transaction with shareholders and were recorded directly into shareholders' equity.

In April 2015, a counter claim was submitted by the Respondents to the arbitrator claiming that the Spouse received an excess amount of NIS1,213 thousand (305$ thousand) and therefore shall be returned to them.

On October 12, 2015, the third party’s representatives filed a motion with the Court in order to appoint a new arbitrator. On February 25, 2016, the parties informed the Court of the appointment of the new arbitrator. The first meeting within the new arbitration framework was held on March 27, 2016, and at the end of that meeting, the arbitrator set deadlines for further proceedings before him and the submission of statements and summaries by the parties. To that end, the third party submitted a statement of claim on April 7, 2016. The Company and its legal counsel are of the opinion that it is impossible to predict the outcome of these legal proceedings due to their preliminary stage.

ii.	On October 27, 2015, the Company received a notice alleging that the Company’s GSM interception and decryption systems apparently fall within the claim of an Israeli patent owned by the claimants. On November 12, 2015, a lawsuit was submitted to the Lod District Court in Israel by a company and an individual (the "Plaintiffs"), against the Company and its shareholders. The lawsuit amount for registration fee purpose is NIS5 million ($1,285 thousand), however the Plaintiffs did not specify the demanded compensation amount. Furthermore, the Plaintiffs demand that the Company and/or its shareholders immediately cease the patent infringement as well as to cease from any further use of the claimed technology and further manufacture, export, sale or marketing of the alleged infringing products. The Company filed a statement of defense on April 5, 2016 and a preliminary hearing was held on April 13, 2016, during which several issues were discussed, but no decision has been given as of yet, a second preliminary hearing has been scheduled for June 15, 2016.

The Company believes that the allegations in the notice and the lawsuit are without merit and intends to vigorously defend against them. The Company and its legal counsel are of the opinion that the suit's probability of success, as filed, is less than even.

iii.	On October 15, 2015 the Company was added to a derivative complaint, originally filed by a stockholder of Cambridge (the “Plaintiff”) against Cambridge, the members of the Cambridge board of directors and others. The complaint generally alleges, among other things, that the members of the Cambridge board of directors breached their fiduciary duties to Cambridge stockholders by approving the contemplated merger with the Company and that the Company is aiding and abetting the Cambridge board of directors in the alleged breaches of their fiduciary duties.

The action seeks injunctive relief, damages and reimbursement of fees and costs, among other remedies. On February 17, 2016, the Company filed a motion and supporting memorandum of law to dismiss the Plaintiff's amended complaint arguing three primary grounds: i) the court lacked personal jurisdiction over the Company; ii) Plaintiff's derivative aiding and abetting claim was extinguished by the closing of the business combination; and iii) Plaintiff's direct aiding and abetting claims were insufficiently plead. The motion to dismiss is currently pending.

The Company and its legal counsel are of the opinion that it is impossible to predict the outcome of these legal proceedings due to their preliminary stage.

b.	Lease commitments:

The Company has the following lease agreements:

1.	A 5 year lease agreement, with respect to an office space, expiring on November 30, 2017. The monthly rent is NIS25 thousand ($6 thousand) linked to the Israeli consumer products index.

2.	A 2.5 year lease agreement with respect to an office space, expiring on November 30, 2017. The monthly rent is NIS16 thousand ($4 thousand) linked to the Israeli consumer products index.

3.	An agreement with respect to an office space which was renewed in August 2015 for 1 year. The monthly rent is NIS5 thousand ($1 thousand).

In 2015, 2014 and 2013, the rent expenses amounted to $128 thousand, $114 thousand and $109 thousand, respectively.

c.	Agreement with a Provider:

On October 20, 2015 (the ”Effective Date”), the Company entered into an agreement with an unrelated company which is a service provider and an owner and licensor of telecommunications solutions (the “Provider”). The Provider granted the Company an exclusive and non-transferable right and license for 3 years to market, promote, advertise, sell and distribute the Provider’s products directly to customers worldwide, in consideration for 50% of the Company's net income relating to those sales. The agreement determines minimum annual sales of $10 million. In case the Company does not satisfy this minimum commitment at the end of any contract year, the Company is required to pay the Provider a 15% penalty against the shortfall amount (maximum $1.5 million per year). In order to secure minimum sales and penalty, it was also agreed that the Company pays the Provider monthly payments of $125 thousand each. During 2015, the Company paid the Provider $375 thousand, those payments were recorded as prepayments in the other current assets on the consolidated balance sheet as of December 31, 2015, as the Company believes it will satisfy those sales.

d.	Other:

During the first quarter of 2015, through an internal investigation conducted by the Company, it was discovered that the Company was a victim of fraud from an outside, unrelated third party. The fraud resulted in an unauthorized outgoing transfer to the third party by the Company in the amount of $462 thousand. While the Company reported the fraud to the police and to its bank, there can be no assurance that the funds will be recovered. Accordingly, the wire transfer amount has been recorded within general and administrative expenses in the statement of comprehensive income for the year ended December 31, 2015.